Web.com Group, Inc. 12808 Gran Bay Parkway West Jacksonville, FL 32258 T: (904) 680-6600 F: (904) 880-0350 NASDAQ: WEB

Web.com Reports Third Quarter 2017 Financial Results

•	Strong financial and operating performance exceeding profitability expectations and at the high end of revenue guidance

•	Repurchased 3 million shares for $74.4 million

JACKSONVILLE, Fla. - November 7, 2017 - Web.com Group, Inc. (NASDAQ: WEB), a leading global provider of a full range of Internet services and online marketing solutions for small businesses, today announced results for the third quarter ended September 30, 2017.

"Web.com reported third quarter financial results that exceeded our profitability expectations and were at the high end of our revenue guidance. We made good progress executing against our strategic objectives for 2017 and saw positive momentum across our product groupings. Retail had a stronger than anticipated quarter, vertical market solutions gained traction and Web Brand Networks, our franchise and multi-location channel, benefited from our land and expand strategy," said David L. Brown, chairman, chief executive officer and president of Web.com.

Brown added, "We also continued to utilize our strong free cash flow and balance sheet by repurchasing 3 million shares, representing approximately 6% of the company's outstanding common stock, which will benefit current and future shareholders going forward. We are focused on building on the progress we have made so far in 2017 to position the company for long-term growth."

Summary of Third Quarter 2017 Financial Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $188.6 million for the third quarter of 2017, compared to $190.7 million for the third quarter of 2016. Non-GAAP revenue was $189.8 million for the third quarter of 2017, compared to $192.8 million in the comparable prior year period. Results were at the high end of both GAAP and non-GAAP revenue guidance of $185.8 to $188.8 million and $187 to $190 million, respectively.

•
GAAP operating income was $23.6 million for the third quarter of 2017, representing a 13% GAAP operating margin, compared to $18.1 million, representing a 9% GAAP operating margin, for the third quarter of 2016. Non-GAAP operating income was $43.5 million for the third quarter of 2017, representing a 23% non-GAAP operating margin, compared to $43.9 million for the third quarter of 2016, representing a 23% non-GAAP operating margin.

•
GAAP net income was $8.3 million, or $0.16 per diluted share, for the third quarter of 2017, representing a 4% GAAP net income margin. GAAP net income was $3.3 million, or $0.07 per diluted share, for the third quarter of 2016, representing a 2% GAAP net income margin.

•
Adjusted EBITDA was $48.8 million for the third quarter of 2017, representing an adjusted EBITDA margin of 26%, surpassing the high end of the Company's adjusted EBITDA guidance of $46.5 to $48.5 million. The Company had adjusted EBITDA of $49.6 million for the third quarter of 2016, representing a 26% adjusted EBITDA margin.

•	The Company generated cash from operations of $33.9 million for the third quarter of 2017, compared to $44.5 million of cash flow from operations for the third quarter of 2016.

Third Quarter Operating Highlights:

•
Web.com's total net subscribers were approximately 3,460,000 at the end of the third quarter of 2017, declining approximately 30,000 from the end of the second quarter of 2017. The net subscriber reduction during the three months ended September 30, 2017, includes a decrease of approximately 6,000 subscribers that is an adjustment to final subscriber counts related to the DonWeb.com acquisition from the first quarter of 2017.

•
Web.com's average revenue per user (ARPU) was $18.04 for the third quarter of 2017 compared to $18.47 for the third quarter of 2016. ARPU increased sequentially during the third quarter of 2017 from $17.72 during the second quarter of 2017.

•	Web.com's trailing twelve month customer retention rate was 84.4% for the third quarter of 2017.

Conference Call Information
Management will host a conference call today, November 7, 2017, at 5:00 p.m. ET, to discuss Web.com's third quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 888-442-4145 (domestic) or 719-457-2618 (international). A replay of this conference call will be available until November 21, 2017, at 844-512-2921 (domestic) or 412-317-6671 (international). The replay conference ID is 4120995.

About Web.com
Web.com Group, Inc. (Nasdaq: WEB) is a global provider of a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products, eCommerce solutions and call center services. For more information, please visit www.web.com; follow the company on Twitter @webdotcom or on Facebook at www.facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the Company, in ways that management views or uses to assess the performance of the Company. Web.com's management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.
Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

•
Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because management believes that excluding such measures helps management and investors better understand the Company's revenue trends.

•
Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, asset impairment, stock-based compensation charges, restructuring expenses, corporate development expenses and fair value adjustment to deferred revenue and deferred expense because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Adjusted EBITDA and Adjusted EBITDA Margin. Web.com excludes from adjusted EBITDA and adjusted EBITDA margin depreciation and amortization expense, loss on sale of assets, asset impairment, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

•
Non-GAAP Cost of Revenue (excluding depreciation and amortization). Web.com excludes from non-GAAP cost of revenue (excluding depreciation and amortization) the fair value adjustment to deferred expense and stock based compensation charges because management believes that adjusting for such measures helps management and investors better understand the company's operating activities.

•
Free Cash Flow. Free cash flow is a non-GAAP financial measure that Web.com uses and defines as net cash provided by operating activities less capital expenditures. The Company considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for investment opportunities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the Company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in the Company's financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to

Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.

•
Corporate development expenses. Web.com incurred expenses relating to acquisitions and the successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Gains or losses from asset sales or impairment and certain other transactions. Web.com excludes the impact of asset sales or impairment and certain other transactions including debt extinguishments and the sale of equity method investment from its non-GAAP measures because the impact of these items is not considered part of the company's ongoing operations.

•
Monthly average revenue per user, or ARPU. ARPU is a metric the Company measures on a quarterly basis. The Company defines ARPU as quarterly non-GAAP subscription revenue divided by the average of the number of subscribers at the beginning of the quarter and the number of subscribers at the end of the quarter, divided by three months. The Company excludes from subscription revenue the impact of the fair value adjustments to deferred revenue resulting from acquisition-related write downs.

Forward-Looking Statements
This press release includes "forward-looking statements" including, without limitation, the statements regarding whether the repurchase of 3 million shares will benefit current and future shareholders going forward and building on progress made so far in 2017 to position the company for long-term growth are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com's business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Annual Report on Form 10-K for the year ended December 31, 2016 and Form 10-Q for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission, which are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:
Ira Berger
904-680-6909
Ira.Berger@web.com

Media:
Brian Wright
904-371-6856
Brian.Wright@web.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statements of Comprehensive Income
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016

Revenue	$188,567	$190,686	$560,416	$523,303

Cost of Revenue and Operating Expenses:
Cost of revenue (excluding depreciation and amortization)	59,414	58,380	175,863	167,189
Sales and marketing	51,026	55,304	151,168	157,867
Technology and development	16,331	15,538	50,655	47,896
General and administrative	20,168	19,094	61,274	54,391
Restructuring expense	424	1,133	736	2,047
Asset Impairment	—	1,979	143	1,979
Depreciation and amortization	17,601	21,165	53,435	59,351
Total cost of revenue and operating expenses	164,964	172,593	493,274	490,720
Income from operations	23,603	18,093	67,142	32,583

Interest expense, net	(8,567)	(8,270)	(24,603)	(22,530)
Net income before income taxes	15,036	9,823	42,539	10,053
Income tax expense	(6,735)	(6,477)	(19,676)	(7,976)
Net income	$8,301	$3,346	$22,863	$2,077

Other comprehensive income:
Foreign currency translation adjustments	26	(198)	1	(1,405)
Unrealized gain on investments, net of tax	—	—	1	29
Total comprehensive income	$8,327	$3,148	$22,865	$701

Basic earnings per share:
Net income per basic common share	$0.17	$0.07	$0.47	$0.04
Diluted earnings per share:
Net income per diluted common share	$0.16	$0.07	$0.45	$0.04

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share amounts)

	September 30, 2017	December 31, 2016
Assets	(unaudited)

Current assets:
Cash and cash equivalents	$7,744	$20,447
Accounts receivable, net of allowance of $1,473 and $1,695, respectively	24,539	20,567
Prepaid expenses	15,157	12,311
Deferred expenses	63,649	60,217
Other current assets	1,666	1,872
Total current assets	112,755	115,414

Property and equipment, net	57,046	53,132
Deferred expenses	47,393	49,127
Goodwill	882,423	871,751
Intangible assets, net	378,763	413,127
Other assets	22,995	11,282
Total assets	$1,501,375	$1,513,833

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$20,422	$19,619
Accrued expenses	13,171	14,475
Accrued compensation and benefits	19,430	18,307
Deferred revenue	238,274	230,206
Current portion of debt	31,266	16,847
Deferred consideration	23,122	20,244
Other liabilities	5,553	5,034
Total current liabilities	351,238	324,732

Deferred revenue	189,845	195,859
Long-term debt	634,377	647,294
Deferred tax liabilities	69,595	80,135
Other long-term liabilities	19,627	30,361
Total liabilities	1,264,682	1,278,381
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 48,657,493 and 50,278,137 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	49	50
Additional paid-in capital	582,677	578,486
Treasury stock at cost, 4,509,824 and 3,146,012 shares at September 30, 2017 and December 31, 2016, respectively	(116,255)	(62,430)
Accumulated other comprehensive loss	(4,018)	(4,020)
Accumulated deficit (1)	(225,760)	(276,634)
Total stockholders' equity	236,693	235,452
Total liabilities and stockholders' equity	$1,501,375	$1,513,833
(1) The Company adopted Accounting Standards Update ("ASU") 2016-09 on January 1, 2017 using the modified retrospective transition method and recorded a $28.0 million adjustment for previously unrecognized excess tax benefits in opening accumulated deficit on January 1, 2017.

Web.com Group, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Cash flows from operating activities
Net income	$8,301	$3,346	$22,863	$2,077
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,601	21,165	53,435	59,351
Stock based compensation	5,698	5,008	17,358	15,208
Deferred income taxes	5,482	5,609	16,658	6,208
Amortization of debt issuance costs and other	4,138	3,630	11,537	10,315
Asset impairment	—	1,979	143	1,979
Changes in operating assets and liabilities:
Accounts receivable, net	(4,239)	(774)	(3,254)	(2,532)
Prepaid expenses and other assets	(679)	368	(5,895)	(10,567)
Deferred expenses	516	1,603	(1,019)	(983)
Accounts payable	(450)	1,673	(619)	88
Accrued expenses and other liabilities	(364)	(1,586)	(17)	(2,105)
Accrued compensation and benefits	4,010	5,069	338	(2,306)
Deferred revenue	(6,150)	(2,631)	(698)	13,014
Net cash provided by operating activities	33,864	44,459	110,830	89,747

Cash flows from investing activities
Business acquisitions	—	—	(8,587)	(303,262)
Capital expenditures	(6,219)	(9,368)	(16,792)	(17,674)
Other	—	(247)	—	(1,547)
Net cash used in investing activities	(6,219)	(9,615)	(25,379)	(322,483)

Cash flows from financing activities
Stock issuance costs	(17)	(16)	(21)	(22)
Common stock repurchased	(79)	(1,013)	(3,638)	(4,246)
Payments of long-term debt	(15,000)	—	(42,954)	(4,937)
Payments on revolving credit facility	(10,000)	(23,000)	(66,313)	(50,563)
Proceeds from exercise of stock options	4,149	2,611	13,128	3,816
Deferred consideration payment	—	—	(18,933)	—
Proceeds from borrowings on long-term debt	—	—	50,000	200,000
Proceeds from borrowings on revolving credit facility	42,000	—	49,000	115,000
Debt issuance costs	(8)	—	(1,935)	(5,700)
Common stock purchases under stock repurchase plan	(74,382)	(555)	(76,463)	(17,464)
Net cash (used in) provided by financing activities	(53,337)	(21,973)	(98,129)	235,884

Effect of exchange rate changes on cash	(13)	(3)	(25)	(36)

Net (decrease) increase in cash and cash equivalents	(25,705)	12,868	(12,703)	3,112
Cash and cash equivalents, beginning of period	33,449	8,950	20,447	18,706
Cash and cash equivalents, end of period	$7,744	$21,818	$7,744	$21,818

Web.com Group, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Supplemental cash flow information
Interest paid	$4,868	$5,370	$13,680	$12,221
Income taxes paid	$1,590	$741	$3,163	$2,787

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$188,567	$190,686	$560,416	$523,303
Fair value adjustment to deferred revenue	1,202	2,108	4,239	16,704
Non-GAAP revenue	$189,769	$192,794	$564,655	$540,007

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$23,603	$18,093	$67,142	$32,583
Amortization of intangibles	12,325	15,461	37,288	43,608
Loss on sale of assets	2	—	2	—
Asset impairment	—	1,979	143	1,979
Stock based compensation	5,698	5,008	17,358	15,208
Restructuring expense	424	1,133	736	2,047
Corporate development	249	57	1,016	3,925
Fair value adjustment to deferred revenue	1,202	2,108	4,239	16,704
Fair value adjustment to deferred expense	37	80	140	232
Non-GAAP operating income	$43,540	$43,919	$128,064	$116,286

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	13%	9%	12%	6%
Amortization of intangibles	6	8	7	8
Loss on sale of assets	—	—	—	—
Asset impairment	—	1	—	—
Stock based compensation	3	3	3	3
Restructuring expense	—	1	—	1
Corporate development	—	—	—	1
Fair value adjustment to deferred revenue	1	1	1	3
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	23%	23%	23%	22%

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016

Reconciliation of GAAP net income to adjusted EBITDA
GAAP net income	$8,301	$3,346	$22,863	$2,077
Depreciation and amortization	17,601	21,165	53,435	59,351
Loss on sale of assets	2	—	2	—
Asset impairment	—	1,979	143	1,979
Stock based compensation	5,698	5,008	17,358	15,208
Restructuring expense	424	1,133	736	2,047
Corporate development	249	57	1,016	3,925
Fair value adjustment to deferred revenue	1,202	2,108	4,239	16,704
Fair value adjustment to deferred expense	37	80	140	232
Interest expense, net	8,567	8,270	24,603	22,530
Income tax expense	6,735	6,477	19,676	7,976
Adjusted EBITDA	$48,816	$49,623	$144,211	$132,029

Reconciliation of GAAP net income margin to adjusted EBITDA margin
GAAP net income margin	4%	2%	4%	—%
Depreciation and amortization	9	11	9	11
Loss on sale of assets	—	—	—	—
Asset impairment	—	1	—	—
Stock based compensation	3	3	3	3
Restructuring expense	—	1	—	1
Corporate development	—	—	—	1
Fair value adjustment to deferred revenue	1	1	1	3
Fair value adjustment to deferred expense	—	—	—	—
Interest expense, net	5	4	5	4
Income tax expense	4	3	4	1
Adjusted EBITDA margin	26%	26%	26%	24%

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$33,864	$44,459	$110,830	$89,747
Capital expenditures	(6,219)	(9,368)	(16,792)	(17,674)
Free cash flow	$27,645	$35,091	$94,038	$72,073

Net cash used in investing activities	$(6,219)	$(9,615)	$(25,379)	$(322,483)
Net cash (used in) provided by financing activities	$(53,337)	$(21,973)	$(98,129)	$235,884

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Reconciliation of GAAP cost of revenue (excluding depreciation and amortization) to non-GAAP cost of revenue (excluding depreciation and amortization)
Cost of revenue (excluding depreciation and amortization)	$59,414	$58,380	$175,863	$167,189
Less: Fair value adjustment to deferred expenses	(37)	(80)	(140)	(232)
Less: Stock based compensation	(275)	(270)	(826)	(1,033)
Non-GAAP cost of revenue (excluding depreciation and amortization)	$59,102	$58,030	$174,897	$165,924

Reconciliation of GAAP revenue to non-GAAP subscription revenue used in ARPU
GAAP revenue	$188,567	$190,686
Fair value adjustment to deferred revenue	1,202	2,108
Non-GAAP revenue	$189,769	$192,794
Professional services and other revenue	(1,809)	(1,915)
Non-GAAP subscription revenue used in ARPU	$187,960	$190,879
Average subscribers (in thousands)	3,472	3,445
ARPU (Non-GAAP subscription revenue per subscriber over 3 month period)	$18.04	$18.47

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

Reconciliation of GAAP revenue to non-GAAP subscription revenue used in ARPU	Three months ended June 30, 2017
GAAP revenue	$186,731
Fair value adjustment to deferred revenue	1,328
Non-GAAP revenue	$188,059
Professional services and other revenue	(2,220)
Non-GAAP subscription revenue used in ARPU	$185,839
Average subscribers (in thousands)	3,497
ARPU (Non-GAAP subscription revenue per subscriber over 3 month period)	$17.72

Reconciliation of GAAP revenue to non-GAAP revenue	Guidance for three months ended September 30, 2017 as of August 3, 2017
GAAP revenue	$185,800	-	$188,800
Fair value adjustment to deferred revenue	1,200		1,200
Non-GAAP revenue	$187,000	-	$190,000

Note that the Company has not reconciled Adjusted EBITDA guidance to GAAP net income (loss) because it does not provide guidance on GAAP net income (loss) or the reconciling items between Adjusted EBITDA and net income (loss) as a result of the substantial uncertainty regarding, and the potential substantial variability of, these items. The actual amount of net income (loss) and such responding reconciling items will have a significant effect on Adjusted EBITDA. Accordingly a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Web.com Group, Inc.
Supplemental Information
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Stock based compensation
Cost of revenue	$275	$270	$826	$1,033
Sales and marketing	1,137	1,206	3,768	3,769
Technology and development	894	1,111	2,926	2,725
General and administrative	3,392	2,421	9,838	7,681
Total	$5,698	$5,008	$17,358	$15,208

Revenue
Subscription	$186,758	$188,771	$554,616	$518,084
Professional services and other	1,809	1,915	5,800	5,219
Total	$188,567	$190,686	$560,416	$523,303

Other Information
Non-GAAP operating income	$43,540	$43,919	$128,064	$116,286
GAAP interest expense	$8,567	$8,270	$24,603	$22,530
Amortization of debt issuance costs and other	$4,138	$3,630	$11,537	$10,315
Income taxes paid	$1,590	$741	$3,163	$2,787
GAAP diluted weighted average common shares	51,013	50,771	51,093	50,970